Earnings/ (Loss) per share	12 Months Ended
Dec. 31, 2014
Earnings per share, Basic [Abstract]:
Earnings per share [Text Block]

16. Earnings per share (EPS)

All common shares issued are Costamare common stock and have equal rights to vote and participate in dividends. In August 2013, the Company issued Series B Preferred Stock, receiving an annual dividend of 7.625% in arrears on the 15th day of January, April, July and October of each year. Furthermore, in January 2014 the Company issued Series C Preferred Stock, receiving an annual dividend of 8.50% in arrears on the 15th day of January, April, July and October of each year. Profit or loss attributable to common equity holders is adjusted by the contractual amount of dividends on Series B Preferred Stock and Series C Preferred Stock that should be paid for the period. Dividends paid or accrued on Series B Preferred Stock and Series C Preferred Stock during the years ended December 31, 2012, 2013 and 2014, amounted to $nil, $1,536 and $11,909, respectively.

	2012	2013	2014
	Basic EPS	Basic EPS	Basic EPS
Net income	$81,129	$103,087	$115,087
Less: paid and accrued earnings allocated to Preferred Stock	-	(1,536)	(11,909)
Net income available to common stockholders	81,129	101,551	103,178
Weighted average number of common shares, basic and diluted	67,612,842	74,800,000	74,800,000
Earnings per common share, basic and diluted	$1.20	$1.36	$1.38